UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08765
______________________________________________

Managed High Yield Plus Fund Inc.
______________________________________________________________________________
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
51 West 52nd Street
New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2008

Item 1. Reports to Stockholders.

Managed High Yield Plus
Fund Inc.
Semiannual Report
November 30, 2008

Managed High Yield Plus Fund Inc.

January 15, 2009

Dear shareholder,
We present you with the semiannual report for Managed High Yield Plus Fund Inc. (the “Fund”) for the six months ended November 30, 2008.

Performance
Over the six-month period, the Fund declined 53.81% on a net asset value basis and 59.99% on a market price basis. Over the same period, the median for the Fund’s peer group, the Lipper High Current Yield Funds (Leveraged), declined 42.00% and 48.13% on a net asset value and market price basis, respectively. The Fund’s benchmark, the Merrill Lynch US High Yield Cash Pay Constrained Index (the “Index”), declined 31.88% during that time. While the Fund and its peer group employed leverage during the period, the Index did not. (For more performance information, please refer to “Performance at a glance” on page 8.)
Managed High Yield Plus
Fund Inc.

Investment goals:
Primarily, high income;
secondarily, capital
appreciation

Portfolio Manager:
Shu-Yang Tan, CFA*
UBS Global Asset
Management (Americas) Inc.

Commencement:
June 26, 1998

NYSE symbol:
HYF

Dividend payments:
Monthly

For a number of years, the high yield bond market had performed well against the backdrop of positive economic growth, generally solid corporate profits and benign default rates. However, these trends reversed course markedly in 2008 and during the six-month reporting period. Given the weakening global economy, turmoil in the financial markets and a severe credit crunch, investor risk aversion increased significantly, causing the high yield market to perform extremely poorly. The Fund lagged its benchmark and peer group during this time due to its overweight to lower-quality high yield securities. Historically, the Fund has been aggressively positioned in order to help seek its primary goal, high income. While this positioning had helped the Fund’s performance in prior years, it proved detrimental during the six-month reporting period as high yield prices declined significantly.

*	Note: A management change occurred during the reporting period. On October 17, 2008, Shu-Yang Tan, Head of High Yield Research, UBS Global Asset Management (Americas) Inc, assumed primary responsibility for the Fund, replacing Thomas Haag.

Managed High Yield Plus Fund Inc.

Over the period the Fund maintained a high level of leverage, which we believed was appropriate as we sought to achieve the Fund’s primary goal—high income. While use of leverage—which magnifies returns on both the upside and the downside—helped deliver high current yield, it magnified the impact of negative performance within the Fund. Following a change in the Fund’s portfolio manager on October 17, 2008, we sought to reduce the risk profile of the Fund and to lower the level of leverage in expectation that we may be entering a difficult period for the high yield market, with rising defaults.

While we did seek to lower the percentage of leverage the Fund employed, toward the end of the reporting period the market value of the Fund’s securities fell. As a result, although the amount of the loan for the leverage was reduced in absolute terms, this reduction was not reflected in the amount of leverage as a percentage of the Fund’s assets. At the end of the period, leverage represented 31.85% of the Fund’s total assets. We continue to monitor the Fund’s level of risk and leverage, and seek to position it appropriately in light of changing market conditions.

During the reporting period, the Fund traded at an average discount of 8.6% to its net asset value (“NAV”) per share.1 We believe this was due, in part, to investors’ aversion to risk, given the escalating issues and uncertainty surrounding the financial markets and the US economy.

An interview with Portfolio Manager Shu-Yang Tan
Q.	How would you describe the economic environment during the reporting period?
A.	US economic growth weakened during the six-month reporting period. At the beginning of 2008, there were fears that the US economy was contracting. However, US gross domestic product (“GDP”) grew a surprising 0.9% during the first quarter of 2008. The Commerce Department then reported that second quarter 2008 GDP growth accelerated to 2.8%. This relatively strong showing was due in part to rising exports and the declining dollar, which made US goods more attractive overseas. In addition, consumer spending strengthened, helped by the government’s tax rebate program.

(1)	A fund trades at a premium when the market price at which its shares trade is more than its NAV per share. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV per share. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

Managed High Yield Plus Fund Inc.

Economic growth then significantly weakened in the third quarter of 2008. Given a sharp decline in personal spending, intensification of the credit crunch and ongoing housing market weakness, third quarter GDP growth was –0.5%.

Following the conclusion of the reporting period, the National Bureau of Economic Research (NBER) announced that a recession began back in December 2007. The NBER defines a recession as being “a significant decline in economic activity, lasting more than a few months, normally visible in production, employment, real income and other indicators.”

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment and the issues in the subprime mortgage market?
A.	The Fed has been aggressive in attempting to stabilize the markets and keep the US economy from falling into a deep and prolonged recession. As the fallout from subprime mortgages escalated, the Fed moved into action, pumping substantial amounts of liquidity into the financial system in order to facilitate normal market operations. For example, in March 2008—prior to the beginning of the reporting period—the Fed established a new lending program allowing certain brokerage firms to take loans from its discount window. During the month, it also orchestrated the purchase of Bear Stearns by JPMorgan Chase.

As the year progressed, the Fed pumped billions of dollars into the financial system in an attempt to stabilize the markets following Lehman Brothers’ bankruptcy. It also announced an $85 billion rescue plan for insurance giant AIG. The US Treasury Department was actively involved as well, as it took over mortgage finance companies Fannie Mae and Freddie Mac and introduced its Troubled Assets Rescue Program—the implementation of which continues to evolve.

The Fed also reduced the federal funds rate on two occasions during the reporting period. Due to inflationary pressures, the Fed held interest rates steady from May through September 2008. However, with the global financial crisis rapidly escalating, the Fed moved into action in October 2008. It first lowered rates on October 8, as the Fed joined several other central banks from around the world in a coordinated interest rate cut. This was followed by another rate reduction at the Fed’s regularly scheduled meeting on October 29. Together, these cuts brought the federal funds rate to 1.0%.

Then, on December 16, after the reporting period ended, the Fed again reduced the rate, bringing it to a historic low. Citing the need to promote

Managed High Yield Plus Fund Inc.

the resumption of sustainable economic growth and to preserve price stability in strained financial markets and under tight credit conditions, the Fed cut the rate to a range of 0.0% to 0.25%, pledging to use “all available tools” to revive the US economy.

Q.	How did the high yield market perform during the reporting period?
A.	The high yield bond market generated extremely poor results during the six-month period. The weakening economy, turmoil in the financial markets and a severe credit crunch led to periods of extreme risk aversion, causing high yield spreads—the difference between the yield paid on US Treasury securities and higher risk securities—to widen to unprecedented levels.

The high yield market started the period on a weak note, as the Index fell 2.47% in June 2008. This decline was triggered, in part, by concerns regarding the economy, plunging equity markets and problems within the automobile industry. After largely treading water in July and August 2008, the high yield market then fell sharply during the last three months of the period.

The September 2008 bankruptcy of Lehman Brothers triggered a series of events that negatively impacted the global financial markets. This included a seizing up of the credit markets and a severe flight to quality, as investors flocked to the safety of US Treasuries and shunned securities they perceived to be riskier.

When risk aversion rises—and when defaults increase—high yield bonds tend to underperform Treasuries and spreads widen. In September 2008, high yield securities’ spreads were 1,096 basis points (10.96%) higher than US Treasury securities of a similar maturity—a record high, and the Index fell 7.68% during the month.

With the credit markets remaining essentially frozen, highly leveraged investors, including many hedge funds, were forced to sell securities at distressed prices in order to meet margin calls. (Margin calls occur when securities bought with borrowed money decrease in value past a certain point, forcing the borrower to sell off some assets in order to repay debt.) This put further pressure on high yield bond prices. By the end of October, high yield spreads had widened to 1,617 basis points (16.17%) and the Index fell a significant 16.09% during the month. Prior to this reporting period, the worst ever monthly performance in the high yield market was a 7% decline in June 2002.

Managed High Yield Plus Fund Inc.

The same issues facing the high yield market continued in November, including fears of a deep and prolonged recession, an extreme flight to quality and expectations for a sharp increase in high yield default rates. This caused the Index to fall another 7.99% in November and spreads to widen to 1,969 basis points(19.69%).

Q.	How did you position the Fund’s portfolio during the reporting period?
A.	The Fund was positioned significantly more aggressively than its benchmark. In particular, the Fund maintained an overweight position in lower-rated CCC bonds or the equivalent. An obligation rated CCC by Standard and Poor’s, Inc.[2] is defined as “currently vulnerable, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.” While this strategy helped the Fund deliver high current yield, it detracted from total returns as heightened investor risk aversion caused lower-rated high yield bonds to underperform their higher-rated counterparts.

Q.	Which strategies enhanced results during the reporting period?
A.	The Fund’s duration—which measures its sensitivity to changing interest rates—was lower than that of its benchmark during the reporting period. This helped to reduce somewhat the Fund’s level of risk. In addition, the Fund benefited from the attractive yields offered by its lower-duration bonds.

Q.	Which strategies or investments detracted from the Fund’s performance?
A.	As discussed earlier, the Fund’s exposure to lower-quality, CCC rated securities (or the equivalent) detracted from its results. Exposure to the financials, publishing and paper sectors—and security selection within those sectors—also had a negative impact on performance. As risk aversion rose and the market suffered the negative effects of deleveraging, investors sold bonds issued by companies in out-of-favor sectors. The basic materials sectors—including paper, chemicals, and metals—fell due to concerns of a global recession, while the publishing sector suffered as part of a continuing shift away from print to electronic media.

Finally, the Fund’s use of leverage further detracted from performance, given the weakness in the high yield market. Also, the Fund recently negotiated the continuance of the line of credit that provides the Fund with leverage. The terms of the continuance curtail the Fund’s ability

(2)	Standard and Poor’s, Inc. (“S&P”), is a division of the McGraw-Hill Companies, Inc.

Managed High Yield Plus Fund Inc.

to invest in lower-rated debt, and increase the cost of such leverage. However, we believe that such increased costs are in line with those experienced by many of the Fund’s peers and are manageable. We continue to carefully monitor the degree of the Fund’s use of leverage.

Q.	What is your outlook for the economy and the high yield market?
A.	Based on the market conditions at the time of this writing, we believe that investors are now being reasonably compensated for risk in the high yield market, and that overall spread levels have built in expectations of a severe default scenario. While the extraordinary actions by the Fed and other government initiatives to add liquidity and restore confidence have provided some relief to the credit-related issues plaguing the markets, we expect volatility to remain elevated and high yield default rates to rise. Given the ongoing credit crunch, the still-slowing housing market and a weakening labor market, we believe it is likely that the US economy could continue to contract in the upcoming months.

We expect it is likely that overall defaults could rise, and that the difficult high yield market could continue well into 2009. However, given that we believe investors are being compensated for taking risk in the high yield market, we believe this asset class could offer opportunities for investors with a long-term horizon. Looking ahead, we plan to closely monitor the factors likely to influence the high yield market, and to position the Fund accordingly.

Managed High Yield Plus Fund Inc.

We thank you for your continued support, and welcome any comments or questions you may have. For additional information regarding your Fund, please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp
President
Managed High Yield Plus Fund Inc.
Head—Americas
UBS Global Asset Management (Americas) Inc.
Shu-Yang Tan
Portfolio Manager
Managed High Yield Plus Fund Inc.
Head of High Yield Research
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended November 30, 2008. The views and opinions in the letter were current as of January 15, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Managed High Yield Plus Fund Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 11/30/08

Net asset value returns	6 months	1 year	5 years	10 years

Managed High Yield Plus Fund Inc.	(53.81)%	(56.19)%	(10.58)%	(7.56)%

Lipper High Current Yield Funds
(Leveraged) median	(42.00)	(43.00)	(4.53)	(0.46)

Market price returns

Managed High Yield Plus Fund Inc.	(59.99)%	(60.86)%	(14.66)%	(9.11)%

Lipper High Current Yield Funds
(Leveraged) median	(48.13)	(46.05)	(8.62)	(3.56)

Index returns

Merrill Lynch US High Yield
Cash Pay Constrained Index(1)	(31.88)%	(30.69)%	(1.81)%	1.65%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(1)	The Merrill Lynch US High Yield Cash Pay Constrained Index is the index of publicly placed non-convertible, coupon-bearing non-investment grade US domestic debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. The index is not leveraged. Investors should note that indices do not reflect fees and expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

Managed High Yield Plus Fund Inc.

Portfolio statistics (unaudited)(1)

Characteristics	11/30/08			05/31/08			11/30/07

Net assets (mm)	$95.7			$225.9			$253.7

Weighted average maturity	6.0	yrs		5.9	yrs		6.7	yrs

Leverage(2)	31.9%			31.4%			32.3%

Portfolio composition(3)	11/30/08			05/31/08			11/30/07

Corporate bonds	97.0%			92.7%			99.8%

Warrants	0.0	(4)		0.2			0.2

Stocks and other equity
securities	0.3			0.0	(4)		0.0	(4)

Cash equivalents	2.7			7.1			—

Total	100.0%			100.0%			100.0%

Credit quality(3)	11/30/08			05/31/08			11/30/07

BB & higher	12.5%			9.2%			9.2%

B	68.6			61.1			69.5

CCC & lower	15.6			19.4			19.3

Not rated	0.3			3.0			1.8

Equity/preferred	0.3			0.2			0.2

Cash equivalents	2.7			7.1			—

Total	100.0%			100.0%			100.0%

Top 5 bond holdings(3)	11/30/08			05/31/08			11/30/07

			Residential Capital
Xerox Capital Trust	3.3%		LLC	2.4%		Xerox Capital Trust	1.9%

						Univision
Sheridan Acquisition	3.2		Ford Motor Credit	2.1		Communications	1.9

			Sungard Data			Ford Motor
Cellu Tissue Holdings	3.0		Systems	2.0		Credit	1.8

Harland Clarke	2.5		Harland Clarke	2.0		Harland Clarke	1.8

						Residential Capital
CPG International	2.5		Xerox Capital Trust	1.8		LLC	1.8

Total	14.5%			10.3%			9.2%

Top five sectors(3)	11/30/08			05/31/08			11/30/07

Gaming	15.3%		Paper/forest products	8.6%		Gaming	9.9%

Paper/forest products	9.8		Building materials	7.9		Paper/forest products	9.5

Building materials	8.3		Gaming	7.1		Building materials	7.5

Business services/office			Media-broadcast/			Media-broadcast/
equipment	5.9		outdoor	4.9		outdoor	5.5

Media-publishing	4.6		Media-publishing	4.7		Media-publishing	4.7

Total	43.9%			33.2%			37.1%

(1)	The Fund’s portfolio is actively managed and its composition will vary over time.
(2)	As a percentage of total assets.
(3)	Weightings represent percentages of total investments as of the dates indicated. Credit quality ratings shown are designated by Standard & Poor’s Ratings Group, an independent ratings agency.
(4)	Weighting represents less than 0.05% of total investments as of the date indicated.

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2008 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—136.06%

Agriculture—2.79%
Southern States Cooperative, Inc.
10.500%, due 10/15/10(1),(2)	$3,000,000	$2,670,000

Automobile OEM—0.24%
General Motors
8.375%, due 07/15/33	1,055,000	232,100

Automotive parts—2.80%
Stanadyne Corp.
10.000%, due 08/15/14(2)	4,000,000	2,680,000

Building materials—11.69%
Coleman Cable, Inc.
9.875%, due 10/01/12(2)	4,850,000	3,128,250

CPG International, Inc.
10.500%, due 07/01/13(2)	6,000,000	3,360,000

Interface, Inc.
10.375%, due 02/01/10(2)	2,075,000	2,002,375

US Concrete, Inc.
8.375%, due 04/01/14(2)	4,800,000	2,688,000

		11,178,625

Business services/office equipment—8.25%
Harland Clarke Holdings
9.500%, due 05/15/15(2)	7,750,000	3,410,000

Xerox Capital Trust I
8.000%, due 02/01/27(2)	6,100,000	4,477,315

		7,887,315

Chemicals —3.97%
Ineos Group Holdings PLC
8.500%, due 02/15/16(1),(2)	6,000,000	1,065,000

Momentive Performance
9.750%, due 12/01/14(2)	2,500,000	968,750

10.125%, due 12/01/14(2),(3)	4,000,000	1,180,000

11.500%, due 12/01/16(2)	1,000,000	265,000

Montell Finance Co. BV
8.100%, due 03/15/27(1),(2)	2,012,000	321,920

		3,800,670

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2008 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Consumer products—0.16%
Yankee Acquisition Corp., Series B
8.500%, due 02/15/15	$325,000	$151,125

Consumer products-durables—2.31%
Da-Lite Screen Co., Inc.
9.500%, due 05/15/11(2)	2,500,000	2,212,500

Consumer services—5.15%
Ahern Rentals, Inc.
9.250%, due 08/15/13(2)	4,750,000	1,330,000

Hertz Corp.
10.500%, due 01/01/16(2)	4,000,000	1,600,000

Sunstate Equipment Co.
10.500%, due 04/01/13(1),(2)	3,500,000	1,995,000

		4,925,000

Defense/aerospace—2.68%
DAE Aviation Holdings, Inc.
11.250%, due 08/01/15(1),(2)	1,000,000	700,000

Hawker Beechcraft Acquisition Co.
8.875%, due 04/01/15(2),(3)	3,750,000	1,537,500

9.750%, due 04/01/17(2)	1,000,000	325,000

		2,562,500

Electric-generation—2.20%
Mirant Americas Generation LLC
9.125%, due 05/01/31(2)	3,000,000	2,100,000

Electric-integrated—2.34%
Texas Competitive Electric Holdings Co. LLC
10.250%, due 11/01/15(1),(2)	3,500,000	2,240,000

Electronics—2.46%
Sanmina-SCI Corp.
5.569%, due 06/15/14(1),(2),(4)	1,500,000	1,005,000

8.125%, due 03/01/16(2)	3,000,000	1,350,000

		2,355,000

Finance-noncaptive diversified—0.83%
GMAC LLC
8.000%, due 11/01/31(2)	3,000,000	788,976

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2008 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Food—2.51%
Ameriqual Group LLC
9.500%, due 04/01/12(1),(2)	$4,000,000	$2,400,000

Gaming—21.49%
Caesars Entertainment, Inc.
7.875%, due 03/15/10(2)	3,000,000	1,560,000

Circus & Eldorado Joint Venture
10.125%, due 03/01/12(2)	4,500,000	2,902,500

FireKeepers Development Authority
13.875%, due 05/01/15(1),(2)	2,000,000	1,300,000

Harrah’s Operating Co., Inc.
10.750%, due 02/01/16(1),(2)	3,000,000	667,500

Inn Of The Mountain Gods Resort & Casino
12.000%, due 11/15/10(2)	4,400,000	1,452,000

Jacobs Entertainment, Inc.
9.750%, due 06/15/14(2)	6,750,000	3,105,000

Little Traverse Bay Bands of Odawa Indians
10.250%, due 02/15/14(1),(2)	3,000,000	1,965,000

MGM Mirage, Inc.
13.000%, due 11/15/13(1)	1,000,000	835,000

MTR Gaming Group, Inc., Series B
9.750%, due 04/01/10(2)	2,525,000	1,881,125

Pokagon Gaming Authority
10.375%, due 06/15/14(1),(2)	2,983,000	2,520,635

River Rock Entertainment Authority
9.750%, due 11/01/11(2)	2,836,000	2,325,520

Tropicana Entertainment LLC/Finance Corp.
9.625%, due 12/15/14(5),*	1,200,000	42,000

		20,556,280

Gas distributors—0.73%
Ferrellgas L.P./Finance
6.750%, due 05/01/14(2)	1,000,000	700,000

Gas pipelines—0.68%
Atlas Pipeline Partner/Finance
8.125%, due 12/15/15(2)	1,000,000	650,000

Health care—4.13%
Community Health Systems
8.875%, due 07/15/15(2)	2,900,000	2,327,250

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2008 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Health care—(concluded)
HCA, Inc.
9.125%, due 11/15/14(2)	$2,000,000	$1,625,000

		3,952,250

Home construction—0.55%
Stanley Martin-Community LLC
9.750%, due 08/15/15(2)	2,000,000	530,000

Industrial-other—5.35%
ARAMARK Services, Inc.
6.693%, due 02/01/15(2),(4)	4,145,000	2,901,500

Mobile Services/Storage Group
9.750%, due 08/01/14(2)	3,000,000	2,220,000

		5,121,500

Media-broadcast/outdoor—4.42%
CMP Susquehanna
9.875%, due 05/15/14(2)	5,775,000	1,025,062

LIN Television Corp.
6.500%, due 05/15/13(2)	2,000,000	930,000

Series B, 6.500%, due 05/15/13(2)	1,750,000	813,750

Sirius Satellite Radio
9.625%, due 08/01/13(2)	3,450,000	845,250

Univision Communications
9.750%, due 03/15/15(1),(2),(3)	4,550,000	580,125

Young Broadcasting, Inc.
10.000%, due 03/01/11(2)	2,358,000	35,370

		4,229,557

Media-cable—0.42%
CCH I Holdings LLC
10.000%, due 05/15/14(2)	3,000,000	405,000

Media-publishing—6.45%
American Media Operations, Series B
10.250%, due 05/01/09(5)	4,000,000	1,600,000

10.250%, due 05/01/09(1),(5)	145,440	58,176

Hollinger, Inc.
12.875%, due 03/01/11(1),(5),*	975,000	19,500

Sheridan Acquisition Corp.
10.250%, due 08/15/11(2)	5,500,000	4,235,000

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2008 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Media-publishing—(concluded)
Vertis, Inc.
13.500%, due 04/01/14(3),(6),(7)	$2,097,142	$260,000

		6,172,676

Media-services—3.79%
Affinion Group, Inc.
10.125%, due 10/15/13(2)	2,000,000	1,370,000

Baker & Taylor, Inc.
11.500%, due 07/01/13(1),(2)	4,500,000	2,250,000

		3,620,000

Metals/mining excluding steel—2.43%
Neenah Corp.
9.500%, due 01/01/17(2)	4,000,000	2,320,000

Packaging & containers—4.61%
Exopack Holding Corp.
11.250%, due 02/01/14(2)	4,000,000	2,520,000

Graham Packaging Co.
9.875%, due 10/15/14(2)	3,000,000	1,890,000

		4,410,000

Paper/forest products—13.40%
Ainsworth Lumber
11.000%, due 07/29/15(1),(2),(3)	1,144,753	747,587

Boise Cascade LLC
7.125%, due 10/15/14(2)	955,000	534,800

Cellu Tissue Holdings, Inc.
9.750%, due 03/15/10(2)	5,000,000	4,000,000

Millar Western Forest
7.750%, due 11/15/13(2)	1,000,000	420,000

Newpage Corp.
10.000%, due 05/01/12(2)	4,000,000	2,160,000

12.000%, due 05/01/13(2)	1,000,000	345,000

Stone Container Finance
7.375%, due 07/15/14(2)	6,250,000	2,093,750

Verso Paper Holdings LLC
9.125%, due 08/01/14(2)	1,000,000	480,000

11.375%, due 08/01/16(2)	5,500,000	2,035,000

		12,816,137

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2008 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(concluded)

Pharmaceuticals—1.69%
Axcan Intermediate Holdings
12.750%, due 03/01/16(1),(2)	$1,950,000	$1,618,500

Retail-discount—0.53%
Dollar General Corp.
11.875%, due 07/15/17(3)	625,000	501,563

Retail-restaurants—0.01%
Buffets, Inc.
12.500%, due 11/01/14(5),*	4,500,000	11,250

Retail-specialty—2.30%
Brookstone Co., Inc.
12.000%, due 10/15/12(2)	2,400,000	1,464,000

GameStop Corp.
8.000%, due 10/01/12(2)	850,000	739,500

		2,203,500

Steel producers/products—0.65%
Ryerson, Inc.
12.000%, due 11/01/15(1),(2)	1,000,000	620,000

Technology-software—3.85%
Sungard Data Systems, Inc.
10.250%, due 08/15/15(2)	4,000,000	2,320,000

Unisys Corp.
8.500%, due 10/15/15(2)	3,500,000	1,365,000

		3,685,000

Telecom-wireless—3.43%
Wind Acquisition Finance SA
10.750%, due 12/01/15(1),(2)	4,000,000	3,280,000

Telecom-wirelines—3.45%
Citizens Communications
9.000%, due 08/15/31(2)	6,000,000	3,300,000

Textile/apparel—1.32%
Rafaella Apparel Group
11.250%, due 06/15/11	3,310,000	1,257,800

Total corporate bonds (cost—$260,530,466)		130,144,824

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2008 (unaudited)

	Number of
Security description	shares/units	Value

Common stocks*—0.41%

Consumer services—0.00%
NCI Holdings, Inc.(6),(7)	5,456	$0

Energy-refining & marketing—0.00%
Orion Refining Corp.(6),(7)	1,253	0

Media-publishing—0.00%
Vertis Holdings, Inc.(6),(7)	109,870	0

Paper/forest products—0.39%
Ainsworth Lumber Co. Ltd.(2)	351,057	372,015

Retail-restaurants—0.00%
American Restaurant Group, Inc.(6),(7)	129	0

Technology-software—0.00%
Knology, Inc.(2)	693	3,936

Telecom-wireless—0.02%
American Tower Corp., Class A(2)	636	17,325

Telecom-wirelines—0.00%
XO Holdings, Inc.(2)	1,052	206

Total common stocks (cost—$5,476,585)		393,482

Other equity security*—0.00%

Media-cable—0.00%
Adelphia Contingent Value Vehicle(6),(7),(8) (cost—$0)	2,000,000	0

	Number of
	warrants

Warrants*—0.00%

Building materials—0.00%
Dayton Superior Corp., strike @ $0.01
expires 06/15/09(6),(7),(9)	2,500	0

Energy-oilfield services—0.00%
Key Energy Services, Inc., strike @ $4.88
expires 01/15/09(2)	4,500	45

Telecom-wirelines—0.00%
XO Holdings, Inc.,
Series A, strike @ $6.25, expires 01/16/10(2)	2,105	17

Series B, strike @ $7.50, expires 01/16/10(2)	1,578	6

Series C, strike @ $10.00, expires 01/16/10(2)	1,578	8

		31

Total warrants (cost—$46,550)		76

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2008 (unaudited)

	Face
Security description	amount	Value

Repurchase agreement—3.80%

Repurchase agreement dated 11/28/08
with State Street Bank & Trust Co., 0.080%
due 12/01/08, collateralized by $3,706,247
US Treasury Bills, zero coupon due 02/19/09
to 05/28/09; (value—$3,705,697);
proceeds: $3,633,024 (cost—$3,633,000)	$3,633,000	$3,633,000

Total investments (cost—$269,686,601)—140.27%		134,171,382

Liabilities in excess of other assets—(40.27)%		(38,516,863)

Net assets—100.00%		$95,654,519

*	Non-income producing security.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 30.17% of net assets as of November 30, 2008, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2)	Entire or partial amount pledged as collateral for bank loan.
(3)	Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.
(4)	Floating rate security. The interest rate shown is the current rate as of November 30, 2008.
(5)	Bond interest in default.
(6)	Illiquid securities representing 0.27% of net assets as of November 30, 2008.
(7)	Security is being fair valued by a valuation committee under the direction of the board of directors.
(8)	Represents contingent value vehicle (“CVV”) obligations. The CVV obligations represent units in a trust that was formed pursuant to a Plan of Reorganization of Adelphia Communications Corporation to hold certain litigation claims against Adelphia’s third party lenders, accountants, and other parties.
(9)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.00% of net assets as of November 30, 2008, is considered illiquid and restricted. (See table below for more information).

Acquisition
			cost as a		Value as a
	Acquisition	Acquisition	percentage	Value at	percentage
Restricted security	date	cost	of net assets	11/30/08	of net assets

Dayton Superior
Corp., warrants,
expiring 06/15/09	06/09/00	$46,550	0.05%	$0	0.00%

GMAC	General Motors Acceptance Corporation
OEM	Original Equipment Manufacturer

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2008 (unaudited)

Issuer breakdown by country of origin

Percentage of total investments

United States	93.9%

Canada	2.7

Luxembourg	2.4

United Kingdom	0.8

Netherlands	0.2

Total	100.0%

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of assets and liabilities—November 30, 2008 (unaudited)

Assets:
Investments in securities, at value (cost—$269,686,601)	$134,171,382

Cash	903

Receivable for interest	7,091,519

Other assets	5,463

Total assets	141,269,267

Liabilities:
Payable for bank loan	45,000,000

Payable for interest on bank loan	368,966

Payable to investment manager and administrator	90,715

Accrued expenses and other liabilities	155,067

Total liabilities	45,614,748

Net assets:
Capital stock—$0.001 par value; 200,000,000 shares
authorized; 61,254,927 shares issued and outstanding	625,022,200

Accumulated undistributed net investment income	1,114,569

Accumulated net realized loss from investment activities	(394,967,031)

Net unrealized depreciation of investments	(135,515,219)

Net assets	$95,654,519

Net asset value per share	$1.56

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of operations

For the six
months ended
November 30, 2008
(unaudited)

Investment income:
Interest and other income	$15,705,587

Expenses:
Interest expense, loan commitment and other loan fees	1,863,607

Investment management and administration fees	930,861

Professional fees	58,295

Reports and notices to shareholders	45,503

Custody and accounting fees	39,699

Stock exchange listing fees	30,477

Directors’ fees	9,054

Transfer agency fees	5,625

Insurance fees	4,762

Other expenses	7,035

2,994,918

Net investment income	12,710,669

Net realized and unrealized losses from investment activities:
Net realized loss from investments	(49,548,369)

Net change in unrealized appreciation/depreciation of investments	(79,642,301)

Net realized and unrealized loss from investment activities	(129,190,670)

Net decrease in net assets resulting from operations	$(116,480,001)

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of changes in net assets

	For the six
	months ended	For the
	November 30, 2008	year ended
	(unaudited)	May 31, 2008

From operations:
Net investment income	$12,710,669	$29,323,520

Net realized losses from investments	(49,548,369)	(12,868,727)

Net change in unrealized appreciation/depreciation
of investments	(79,642,301)	(61,661,496)

Net decrease in net assets resulting from operations	(116,480,001)	(45,206,703)

Dividends to shareholders from:
Net investment income	(13,836,053)	(29,319,540)

Capital stock transactions:
Proceeds from shares issued through
dividends reinvested	72,946	1,087,795

Net decrease in net assets	(130,243,108)	(73,438,448)

Net assets:
Beginning of period	225,897,627	299,336,075

End of period	$95,654,519	$225,897,627

Accumulated undistributed net investment income	$1,114,569	$2,239,953

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of cash flows

For the six
months ended
November 30, 2008
(unaudited)

Cash flows provided from (used for) operating activities:
Interest received	$16,220,865

Operating expenses paid	(1,221,466)

Sale of short-term portfolio investments, net	19,100,000

Purchase of long-term portfolio investments	(25,822,739)

Sale of long-term portfolio investments	66,033,949

Net cash provided from operating activities	74,310,609

Cash flows used for financing activities:
Dividends paid to shareholders	(13,763,107)

Paydown of bank loan	(58,750,000)

Interest paid	(1,797,035)

Net cash used for financing activities	(74,310,142)

Net increase in cash	467

Cash at beginning of period	436

Cash at end of period	$903

Reconciliation of net decrease in net assets resulting from
operations to net cash provided from operating activities:
Net decrease in net assets resulting from operations	$(116,480,001)

Accretion of bond discount, net	(403,446)

Interest expense, loan commitment and other loan fees	1,863,607

Decrease in investments, at cost	108,859,579

Increase in unrealized depreciation of investments	79,642,301

Decrease in receivable for interest	918,724

Decrease in other assets	35,241

Decrease in payable to investment manager and administrator	(105,804)

Decrease in accrued expenses and other liabilities	(19,592)

Net cash provided from operating activities	$74,310,609

Non-cash financing transactions:
Reinvestment of dividends	$72,946

See accompanying notes to financial statements

(This page has been left blank intentionally)

Managed High Yield Plus Fund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

	For the six
	months ended
	November 30, 2008
	(unaudited)

Net asset value, beginning of period	$3.69

Net investment income	0.21	(1)

Net realized and unrealized gains (losses) from investment activities	(2.11)

Net increase (decrease) from operations	(1.90)

Dividends from net investment income	(0.23)

Net asset value, end of period	$1.56

Market price, end of period	$1.31

Total net asset value return(2)	(53.81)%

Total market price return(3)	(59.99)%

Ratios/supplemental data:
Net assets, end of period (000’s)	$95,655

Expenses to average net assets, including interest expense	3.32	%(4)

Expenses to average net assets, excluding interest expense	1.25	%(4)

Net investment income to average net assets	14.10	%(4)

Portfolio turnover	11%

Asset coverage(5)	$3,126

(1)	Calculated using the average shares method.
(2)	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends at the net asset value on the payable dates. Total return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the sale of Fund shares. Total net asset value return for the period of less than one year has not been annualized.
(3)	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the sale of Fund shares. Total market price return for the period of less than one year has not been annualized.
(4)	Annualized.
(5)	Per $1,000 of bank loans outstanding.

See accompanying notes to financial statements

For the years ended May 31,

2008	2007	2006	2005	2004

$4.91	$4.82	$4.87	$5.02	$4.75

0.48 (1)	0.53 (1)	0.57	0.61	0.65

(1.22)	0.06	(0.05)	(0.11)	0.23

(0.74)	0.59	0.52	0.50	0.88

(0.48)	(0.50)	(0.57)	(0.65)	(0.61)

$3.69	$4.91	$4.82	$4.87	$5.02

$3.60	$5.14	$4.78	$5.10	$5.42

(15.41)%	12.93%	11.16%	9.86%	19.15%

(21.02)%	19.13%	5.26%	5.99%	20.92%

$225,898	$299,336	$291,175	$291,990	$214,425

3.79%	3.88%	3.41%	2.37%	1.82%

1.25%	1.20%	1.24%	1.22%	1.16%

11.59%	10.88%	11.76%	11.89%	12.92%

29%	46%	40%	44%	53%

$3,177	$3,205	$3,069	$3,078	$3,430

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

Organization and significant accounting policies
Managed High Yield Plus Fund Inc. (the “Fund”) was incorporated in Maryland on April 24, 1998, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end diversified management investment company. The Fund’s primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter (“OTC”) market and listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available on the valuation date prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment manager and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of the New York Stock Exchange (“NYSE”), which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such securities occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian.

On June 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risks.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s assets:

	Quoted prices in	Significant
	active markets	other
	for identical	observable	Unobservable
	assets	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Assets:
Securities	$393,482	$133,517,900	$260,000	$134,171,382

The following is a rollforward of the Fund’s assets that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)

Securities

Assets

Beginning balance	$0

Accrued discounts/(premiums)	0

Total gains or losses (realized/unrealized) included in earnings	(5,006,972)

Purchases, sales, issuances and settlements (net)	5,266,972

Transfers in and/or out of Level 3	0

Ending balance	$260,000

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets
still held at 11/30/08	$(5,006,972)

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

Restricted securities
The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Frequently, these securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s “Portfolio of investments.”

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date (“ex-date”). Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
 The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region. In addition, the Fund’s use of leverage creates greater volatility in the Fund’s net asset value and market price of its shares.

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

Investment manager and administrator
The board has approved an investment management and administration contract (“Management Contract”) with UBS Global AM, under which UBS Global AM serves as investment manager and administrator of the Fund. In accordance with the Management Contract, the Fund pays UBS Global AM an investment management and administration fee, which is accrued weekly and paid monthly, at the annual rate of 0.70% of the Fund’s average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage.

Additional information regarding compensation to affiliate of a board member
Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the six months ended November 30, 2008, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $1,065,925. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

Borrowings
The Fund has a committed credit facility (the “Facility”) pursuant to which the Fund was able to borrow up to $175 million during the period June 1, 2008 through October 31, 2008. Effective November 1, 2008, the Fund reduced the amount committed under the Facility to $80 million. Under the terms of the Facility, the Fund borrows at prevailing commercial paper rates in effect at the time of borrowing plus facility and administrative fees. In addition, the Fund pays a liquidity fee on the entire amount of the Facility. The Fund may borrow up to 33 1/3% of its total assets up to the committed amount. In accordance with the terms of the Facility, the Fund has pledged assets in the amount of $124,429,266 on November 30, 2008 as collateral for the Facility.

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

For the six months ended November 30, 2008, the Fund borrowed a daily average balance of $83,591,530 at a weighted average borrowing cost of approximately 4.386%.

Purchases and sales of securities
For the six months ended November 30, 2008, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $25,822,739 and $66,032,133, respectively.

Federal tax status
The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. If the Fund does not distribute substantially all of its net investment income, net realized capital gains and certain other amounts, if any, during each calendar year, the Fund may be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended May 31, 2008 was as follows:

Distributions paid from:	2008

Ordinary income	$29,319,540

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated after the Fund’s fiscal year ending May 31, 2009.

At May 31, 2008, the Fund had a net capital loss carryforward of $334,133,768. This loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire as follows:

2009	$71,221,921

2010	71,854,329

2011	95,911,016

2012	27,212,620

2013	13,297,624

2014	30,452,277

2015	15,905,876

2016	8,278,105

Total	$334,133,768

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. Also, in accordance with US Treasury regulations, the Fund has elected to defer $11,284,894 of net realized capital losses arising after October 31, 2007. Such losses are treated for tax purposes as arising on June 1, 2008.

For federal income tax purposes, which is substantially the same for book purposes, the tax cost of investments and the components of net unrealized depreciation of investments at November 30, 2008 were as follows:

Tax cost of investments	$269,686,601

Gross unrealized appreciation (from investments having an excess of value over cost)	17,607

Gross unrealized depreciation (from investments having an excess of cost over value)	(135,532,826)

Net unrealized depreciation	$(135,515,219)

As of and for the period ended November 30, 2008, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of operations. During the six months ended, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended May 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Capital stock
There are 200,000,000 shares of $0.001 par value capital stock authorized and 61,254,927 shares outstanding at November 30, 2008. Transactions in shares of common stock were as follows:

	Shares	Amount

For the six months ended November 30, 2008:
Shares issued through Dividend Reinvestment Plan	39,176	$72,946

For the year ended May 31, 2008:
Shares issued through Dividend Reinvestment Plan	267,932	$1,087,795

Managed High Yield Plus Fund Inc.

General information (unaudited)

The Fund
Managed High Yield Plus Fund Inc. (the “Fund”) is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation. The Fund’s NYSE trading symbol is “HYF”. Comparative net asset value and market price information about the Fund is available weekly in various publications. The Fund’s investment manager and administrator is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), an indirect wholly owned asset management subsidiary of UBS AG.

Portfolio manager change
Shu-Yang Tan, CFA, assumed day-to-day portfolio management responsibilities for the Fund, effective October 17, 2008. He replaced Tom Haag, formerly Senior Portfolio Manager—US High Yield at UBS Global AM, which serves as the Fund’s investment manager and administrator. Mr. Tan had most recently served as the Head of High Yield Research at UBS Global AM and has been with that firm since 1995. He is a long-standing member of the team that has been involved in the management of the Fund. Mr. Tan previously served as the portfolio manager for the Fund.

Shareholder meeting information
An annual meeting of shareholders of the Fund was held on September 18, 2008. At the meeting, Richard Q. Armstrong, Alan S. Bernikow, Richard R. Burt, Meyer Feldberg, Bernard H. Garil and Heather R. Higgins were elected to serve as board members until the next annual meeting of shareholders and until their successors are duly elected and qualified or until they retire, resign or are earlier removed. The shares were voted as indicated below:

		Shares
To vote for or withhold authority	Shares	withhold
in the election of:	voted for	authority

Richard Q. Armstrong	53,373,790.549	2,083,175.737

Alan S. Bernikow	53,416,594.639	2,040,371.647

Richard R. Burt	53,446,166.639	2,010,799.647

Meyer Feldberg	53,418,158.639	2,038,807.647

Bernard H. Garil	53,403,322.639	2,053,643.647

Heather R. Higgins	53,428,333.639	2,028,632.647

The Fund is not aware of any broker non-votes. (Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.)

Managed High Yield Plus Fund Inc.

General information (unaudited)

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc., or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions

Managed High Yield Plus Fund Inc.

General information (unaudited)

declared and having a record date at least ten days after the date on which the election is received.

The transfer agent will serve as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make any other distribution, the transfer agent, as agent for the participants, receives the cash payment. Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as “dividends”) payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The transfer agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market, on the NYSE or elsewhere (“open-market purchases”). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share, plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares were issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share, plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the transfer agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. The number of outstanding shares purchased with each distribution for a particular shareholder equals the result obtained by dividing the amount of the distribution payable to that shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market.

In the event of a market discount on the dividend payment date, the transfer agent will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis, but in no event more than 30 days after the dividend payment date (the “last purchase date”), to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date

Managed High Yield Plus Fund Inc.

General information (unaudited)

before the next “ex-dividend” date, which typically will be approximately ten to fifteen business days. If, before the transfer agent has completed its open-market purchases, the market price of a share, plus estimated brokerage commissions, exceeds the net asset value per share, the average per share purchase price paid by the transfer agent may exceed the Fund’s net asset value per share, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that, if the transfer agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the transfer agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the earlier of the last purchase date or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. The transfer agent will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the transfer agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no charge to participants for reinvesting dividends. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of shares in connection with the reinvestment of dividends. The automatic reinvestment of dividends in shares does not relieve participants of any income tax that may be payable on such dividends.

Shareholders who participate in the Plan may receive benefits not available to shareholders who do not participate in the Plan. If the market price (plus commissions) of the shares is above their net asset value, participants in the Plan will receive shares at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash dividends they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive dividends in shares with a net asset value greater than the value of any cash dividends they would have received on their shares. However, there may be insufficient shares available in the market to distribute dividends in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Managed High Yield Plus Fund Inc.

General information (unaudited)

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Global Investment Servicing, P.O. Box 43027, Providence, RI 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331 1710.

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration agreement (unaudited)

Background—At a meeting of the board of Managed High Yield Plus Fund Inc. (the “Fund”) on July 16, 2008, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the Investment Management and Administration Agreement of the Fund with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them. The board received and considered a variety of information about UBS Global AM, as well as the advisory and administrative arrangements for the Fund.

The Independent Directors discussed the materials initially provided by management prior to the scheduled board meeting in a session with their independent legal counsel and requested, and received from management, supplemental materials to assist them in their consideration of the contracts. The Independent Directors also met in executive session after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Directors met in session with their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory and administration agreements.

In its consideration of the approval of the Investment Management and Administration Agreement, the board considered the following factors:

Nature, extent and quality of the services under the investment management and administration agreement—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund by UBS Global AM under the Investment Management and Administration Agreement during the past year. The board also considered the nature, extent and quality of administrative and other services performed by UBS Global AM and the resources devoted to, and the record of compliance with, the Fund’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Fund’s affairs and UBS Global AM’s role in coordinating providers of other services to the Fund. The board’s evaluation of the services provided by

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration agreement (unaudited)

UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment advisory and other capabilities and the quality of administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio manager primarily responsible for the day-to-day portfolio management of the Fund and recognized that many of these persons report to the board regularly and that at each regular meeting the board receives a detailed report on the Fund’s performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to management and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had well over $100 billion in assets under management and was part of the UBS Global Asset Management Division, which had well over $700 billion of assets under management worldwide as of March 2008. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past year involving UBS AG, UBS Global AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management and Administration Agreement, except that the Fund’s performance would be scrutinized over the upcoming year for the reasons discussed further below.

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (“Contractual Management Fee”) payable by the Fund to UBS Global AM in light of the nature, extent and quality of the management and administrative services provided by UBS Global AM. The board also reviewed and considered any fee waiver and/or expense reimbursement arrangements currently in place and considered the actual fee rate (after taking any waivers and reimbursements into account) (“Actual

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration agreement (unaudited)

Management Fee”). Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”).

In connection with its consideration of the Fund’s advisory fees, the board also received information on UBS Global AM’s standard institutional account fees for accounts of a similar investment type to the Fund. The board noted that, in general, these fees were lower than the Contractual Management Fee and Actual Management Fee for the Fund, but also noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of funds versus such accounts and the differences in the levels of services required by funds and such accounts. The board also received information on fees charged to other funds managed by UBS Global AM.

The comparative Lipper information showed that the Fund’s Contractual Management Fee and total expenses were in the second quintile and its Actual Management Fee was in the third quintile (with the first quintile representing that fifth of the funds in the Expense Group with the lowest level of fees or expenses, as applicable, and the fifth quintile representing that fifth of the funds in the Expense Group with the highest level of fees or expenses, as applicable).

Taking all of the above into consideration, the board determined that the management fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Investment Management and Administration Agreement.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three- and five-year and since inception periods ended April 30, 2008 and (b) annualized performance information for each year ended April 30, since the inception of the Fund. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration agreement (unaudited)

with respect to the Fund’s performance, including with respect to its benchmark index. The comparative Lipper information showed that the Fund’s performance was in the fifth quintile for all comparative periods (with the first quintile representing that fifth of the funds in the Performance Universe with the highest performance and the fifth quintile representing that fifth of the funds in the Performance Universe with the lowest performance). Management explained that the Fund’s underperformance over the past year was largely due to its exposure to lower quality securities, as well as aggressive use of leverage as compared to its Performance Universe. Management further explained the effect of the sub-prime mortgage crisis on the Fund’s portfolio and investment strategy, noting that the Fund’s use of leverage amplified the weakness in the Fund’s below investment grade (junk bonds) holdings. Management explained that the Fund’s mid-and long-term performance was impacted by a number of defaulted and/or illiquid securities that were purchased by the portfolio during a prior portfolio manager’s tenure. Based on its review and management’s explanation, the board concluded that the Fund’s investment performance was satisfactory, but would be scrutinized over the upcoming year.

Adviser profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM has achieved economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The board also considered whether alternative fee structures (such as breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

In conducting its review, the board noted that the Fund’s Contractual Management Fee did not contain any breakpoints. Further, the board

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration agreement (unaudited)

noted that advisory agreements of closed-end funds frequently do not contain breakpoints. Management informed the board that the Fund, as a closed-end investment company, was not expected to materially increase in size; thus, UBS Global AM would not benefit from economies of scale.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management, administrative and other services to the Fund and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Management and Administration Agreement to continue for another year. In making its decision, the board identified no single factor as being determinative in approving the Investment Management and Administration Agreement. The Independent Directors were advised by separate independent legal counsel throughout the entire process. The board discussed the proposed continuance of the Investment Management and Administration Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

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Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Kai R. Sotorp	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper
Vice President and Secretary

Investment Manager and Administrator
 UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

© 2009 UBS Global Asset Management (Americas) Inc. All rights reserved.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed High Yield Plus Fund Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	January 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	January 29, 2009

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	January 29, 2009